Rule 497(e)
File Nos. 333-114404; 811-21433

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWELVE

333-114404    HV-4900 – The HART Program (Fee)

Supplement dated August 5, 2025 to your Prospectus dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectus dated May 1, 2025.

Effective immediately, the fifth paragraph of the section titled “Talcott Resolution Life Insurance Company” is updated as follows (all other information in the “Talcott Resolution Life Insurance Company” section of the Prospectus remains unchanged):

Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation, and an indirect subsidiary of Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company.  We are ultimately controlled by A. Michael Muscolino and Alan Waxman.

This Supplement must be accompanied by and read in conjunction with the current Prospectus. Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-9